EXHIBIT 10.19(b)

THIS DOCUMENT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 24b-2.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

March 14, 2014

H. Todd Dissinger

Sr. Vice President & Treasurer

The Bon-Ton Stores, Inc.

2801 East Market Street

York, PA  17402

Re:                             Private Label Credit Card Program Agreement between Comenity Bank (formerly World Financial Network Bank (“Bank”)) and The Bon-Ton Stores, Inc. (“Retailer”) dated December 16, 2011 (as amended) (“Program Agreement”)

Dear Mr. Dissinger:

I am writing to confirm our respective agreement to add two additional Promotional Programs under the Program Agreement.  In particular, Bank and Retailer agree as follows:

1.              In addition to the Promotional Programs set forth in Schedule 4.3.5 of the Program Agreement, as of December 28, 2013, Approved Promotional Programs shall also include:

Promotional Program Name	Plan Term	Plan APR	Retroactive Finance Charges Assessed	Effect of Account Holder Delinquency on Plan	Payments Under Plan	Discount Rate
48 Month Zip	48 months	0%	No	Reverts to reg plan	Equal	[***]
48 Month Accrued	48 months	0%	Yes	Reverts to reg plan	Minimum	[***]

Notwithstanding the foregoing, Retailer will provide Bank at least thirty (30) days’ notice prior to offering the “48 Month Accrued” Promotional Program described above.

2.              The “Minimum Purchase Amount Requirement” for the Approved Promotional Programs listed in the table above (hereinafter, each a “48-month Approved Promotional Program”) is

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REPRESENTS CONFIDENTIAL MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT IN ACCORDANCE WITH RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COMPLETE VERSION OF THIS SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

$1,499.00.  Retailer will limit use of the 48-month Approved Promotional Programs to offer financing for the purchase of home furnishings (including mattresses), together with any ancillary Goods and/or Services purchased in the same transaction.  Notwithstanding anything in the Program Agreement to the contrary, Retailer will not permit more than one Promotional Program to be applied to the purchase of Goods and/or Services that are purchased as part of the same transaction.

3.              The respective Discount Rate set forth in the table above for each 48-month Approved Promotional Program shall be adjusted on the last Business Day of each Program Quarter following the date that Retailer initially offers any 48-month Approved Promotional Program by adding any positive difference between the closing 12-month LIBOR rate on such day and the Benchmark Rate to the Discount Rates in the above table.

4.              (a)   If the aggregate Net Promotional Program Credit Sales under 48-month Approved Promotional Programs exceed [***] during a Program Year, then such Net Promotional Program Credit Sales in excess of [***] will be subject to a Discount Rate.

(b)   Alternatively, if the aggregate Net Promotional Program Credit Sales for all Approved Promotional Programs (including 48-month Approved Promotional Programs) exceed [***].

5.              To clarify, if both Paragraphs 4(a) and 4(b), above, are true, then Paragraph 4(b) shall control determination of the portion of Net Promotional Program Credit Sales subject to the Discount Rate.

6.              (a)  If paragraph 4(a), above, applies, Retailer payments to Bank for such applicable Program Year will be determined by subtracting [***] from the aggregate Net Promotional Program Credit Sales under the 48-month Approved Promotional Programs for such Program Year and multiplying the positive difference by the Applicable Discount Rate.  Under this Paragraph 6, “Applicable Discount Rate” shall mean the weighted average Discount Rate based on Net Promotional Program Credit Sales by applicable 48-month Approved Promotional Program.  For example, utilizing the Discount Rates as set forth in the table above, if during the Program Year, Promotional Program Sales under 48-month Approved Promotional Programs were allocated 40% to 48 month ZIP and 60% to 48 Month Accrued, the Applicable Discount Rate would be [***].

(b)  Within ten (10) days following the end of the month during which the above calculation occurred, Bank shall provide to Retailer the above calculation, along with management reports and supporting data necessary for Retailer to audit the calculations in a timely manner.  If the annual Net Promotional Program Credit Sales under 48-month Approved Promotional Programs exceeded [***], there shall be included on the year end settlement sheet for such Program Year (and Retailer shall pay to Bank within one month subsequent to

[***]

REPRESENTS CONFIDENTIAL MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT IN ACCORDANCE WITH RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COMPLETE VERSION OF THIS SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such Program Year) an amount equal to the product of the dollar amount by which Net Promotional Program Credit Sales under 48-month Approved Promotional Programs exceeded [***] multiplied by the Applicable Discount Rate.

7.              If Paragraph 4(b) above applies, then Retailer payments to Bank for such applicable Program Year will be calculated and paid in accordance with the terms of Schedule 4.3.5 of the Program Agreement.

8.              Capitalized but undefined terms used in this letter shall have the meanings ascribed to such terms in the Program Agreement.

Please confirm your agreement by countersignature as indicated below and return an original or copy to me at the above address, as well as a copy to Kane Kaiser, Director, Client Sales at Kane.Kaiser@alliancedata.com

Very truly yours,

COMENITY BANK

/s/John J. Coane

c:	Mike Zabaski
Gwen Mannarino

AGREED TO ON BEHALF OF THE BON-TON STORES, INC. BY:

/s/H. Todd Dissinger

Senior Vice President

June 6, 2013
(Date)

[***]

REPRESENTS CONFIDENTIAL MATERIAL WHICH HAS BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT IN ACCORDANCE WITH RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COMPLETE VERSION OF THIS SCHEDULE HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.